EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. Pilger, certify that:

         1. I have reviewed this Amendment No. 3 to the Quarterly Report on Form 10-QSB for the period ended December 31, 2002 of BounceBackTechnologies.com,Inc. (the "Amendment"); and

         2. Based on my knowledge, this Amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;


Date:  June 10, 2003                           /s/ John J. Pilger
                                               ---------------------------------
                                               John J. Pilger
                                               Chief Executive Officer and
                                               Principal Financial Officer